UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 31, 2011
(October 31, 2011)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

New PNMR Revolving Credit Facility

On October 31, 2011, PNM Resources, Inc. (“PNMR”) entered into a new $300 million unsecured revolving credit facility (the “New PNMR Facility”) by and among PNMR and the lenders identified therein led by Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent, and Union Bank, N.A. (“Union Bank”), as Syndication Agent. The New PNMR Facility replaces PNMR's existing $517 million unsecured revolving credit facility (the “PNMR Facility”) by and among PNMR and the lenders identified therein led by Bank of America, N.A. (“Bank of America”) and Wells Fargo (formerly Wachovia Bank, National Association) as the Administrative Agent and Syndication Agent, respectively. On October 31, 2011, PNMR repaid all amounts outstanding under the PNMR Facility and terminated such agreement. The PNMR Facility would otherwise have terminated on August 15, 2012. There were no early termination fees paid in connection with the termination.

The New PNMR Facility allows PNMR to borrow, repay and reborrow, from time to time, up to $300 million, with letter of credit commitments of up to $175 million, and will be used for general corporate purposes (including, but not limited to, working capital and capital expenditures). The New PNMR Facility expires on October 31, 2016, and includes two one-year extension options, subject to approval by a majority of the lenders.

Borrowings must be repaid by October 31, 2016 unless extended as described above.  PNMR must pay interest and fees from time to time based on the then-current long term unsecured senior non-credit enhanced debt ratings. Borrowings are conditioned on the ability of PNMR to make certain representations.

The New PNMR Facility includes customary covenants, including requirements to maintain a maximum consolidated debt-to-consolidated capitalization ratio. The New PNMR Facility includes customary events of default and has a cross default provision and a change of control provision. If an event of default occurs, the Administrative Agent may, or upon the request and direction of lenders holding a specified percentage of the commitments shall, terminate the obligations of the lenders to make loans under the credit facility, and the obligations of the issuing banks to issue letters of credit, and/or declare the obligations outstanding under the facility to be due and payable. Such termination and acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The description of the New PNMR Facility is not complete and is qualified in its entirety by reference to the entire New PNMR Facility, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Bank of America, Wells Fargo and Union Bank perform normal banking and investment banking and advisory services from time to time for PNMR and its affiliates, for which they have received customary fees and expenses.

New PNM Revolving Credit Facility

In addition, on October 31, 2011, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNMR, entered into a new $400 million unsecured revolving credit facility (the “New PNM Facility”) by and among PNM and the lenders identified therein led by Wells Fargo, as Administrative Agent and Union Bank, as Syndication Agent. The New PNM Facility replaces PNM's existing $368 million unsecured revolving credit facility (the “PNM Facility”) by and among PNM and the lenders identified therein led by Wells Fargo (formerly Wachovia Bank, National Association) and Union Bank (formerly Union Bank of California, N.A.) as the Administrative Agent and Syndication Agent, respectively. On October 31, 2011, PNM repaid all amounts outstanding under the PNM Facility and terminated such agreement. The PNM Facility would otherwise have terminated on August 17, 2012. There were no early termination fees paid in connection with the termination.

The New PNM Facility allows PNM to borrow, repay and reborrow, from time to time, up to $400 million, with letter of credit commitments of up to $300 million, and will be used for general corporate purposes (including, but not limited to, working capital and capital expenditures). The New PNM Facility expires on October 31, 2016, and includes two one-year extension options, subject to regulatory approval and approval by a majority of the lenders.

The New PNM Facility includes customary covenants, including requirements to maintain a maximum consolidated debt-to-consolidated capitalization ratio. The New PNM Facility includes customary events of default and has a cross default provision and a change of control provision. If an event of default occurs, the Administrative Agent may, or upon the request and direction of lenders holding a specified percentage of the commitments shall, terminate the obligations of the lenders to make loans under the credit facility, and the obligations of the issuing banks to issue letters of credit, and/or declare the obligations outstanding under the facility to be due and payable. Such termination and acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The description of the New PNM Facility is not complete and is qualified in its entirety by reference to the entire New PNMR Facility, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Wells Fargo and Union Bank perform normal banking and investment banking and advisory services from time to time for PNMR and its affiliates, for which they have received customary fees and expenses.

Item 1.02 Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Credit Agreement, dated as of October 31, 2011, among PNM Resources, Inc., the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Union Bank, N.A., as Syndication Agent

10.2
Credit Agreement, dated as of October 31, 2011, among Public Service Company of New Mexico, the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Union Bank, N.A., as Syndication Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO (Registrants)

Date: October 31, 2011	/s/ Thomas G. Sategna
Thomas G. Sategna Vice President and Corporate Controller (Officer duly authorized to sign this report)

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